UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

Templeton Emerging Markets Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  2/29/16_

Item 1. Reports to Stockholders.

Semiannual Report
February 29, 2016

Templeton Emerging Markets Fund

Semiannual Report

Templeton Emerging Markets Fund

Dear Shareholder:

This semiannual report for Templeton Emerging Markets Fund covers the period ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

Performance Overview

The Fund had cumulative total returns of -6.70% based on market price and -10.00% based on net asset value for the six months under review.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The global economy expanded moderately during the six months under review. Although some emerging market countries faced headwinds such as soft domestic demand, low oil prices, weak exports and high inflation, emerging market economies overall continued to grow faster than developed market economies. China’s economy grew at a less robust pace in 2015 than in 2014, as strength in services and consumption was offset by weakness in fixed-asset investments, imports and exports, and manufacturing. Russia’s 2015 gross domestic product (GDP) contracted amid declining oil prices and a weakening Russian ruble. In the fourth quarter, Brazil’s quarterly GDP continued to contract but at a slower rate compared with the second and third quarters. In contrast, South Korea, Indonesia and Hungary showed signs of improvement.

Several emerging market central banks, including those of Mexico and South Africa, raised their benchmark interest rates to control inflation and support their currencies, while some, including those of India and China, lowered their benchmark interest rates to promote economic growth. The People’s Bank of China (PBOC) also reduced the cash reserve requirement

Geographic Breakdown

Based on Total Net Assets as 2/29/16

ratios for banks several times during the period to support liquidity, credit and growth. Additionally, the PBOC lowered short-term borrowing costs for smaller banks to help banks access funds in times of a liquidity crunch and to avoid heightened volatility in money market rates.

Investor concerns about China’s moderating economic growth and lower commodity demand, as well as the PBOC’s effective currency devaluation, contributed to volatility in global stock, commodity and currency markets. Price declines of many commodities, particularly crude oil, negatively affected certain commodity-producing countries’ economies, financial positions and currencies, weighing further on investor sentiment.

However, accommodative monetary policies of several major central banks provided investors with some optimism. China took additional monetary and fiscal stimulus measures to support economic growth, bolstering investor sentiment in December. But a plunge in China’s domestic A-share market on January 4, which triggered the country’s new circuit-breaker system and halted trading, led to declines in emerging market stocks, exacerbated by a collapse in crude oil prices. Stocks began to regain some ground in late January as crude oil prices appeared to stabilize and the PBOC further reduced the cash reserve requirement for banks. For the six months ended Febru-ary 29, 2016, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -8.73% total return.1

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 9.

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TEMPLETON EMERGING MARKETS FUND

Top 10 Countries
2/29/16
% of Total
Net Assets
China	16.0%
South Korea	11.8%
India	8.4%
Brazil	8.3%
Russia	7.0%
Thailand	6.7%
Taiwan	6.5%
Indonesia	5.8%
Hong Kong	5.6%
U.K.	5.2%

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company’s potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company’s position in its sector, the economic framework and political environment.

Manager’s Discussion

During the six months under review, key detractors from the Fund’s absolute performance included Brilliance China Automotive Holdings, Hyundai Development and MCB Bank.

Brilliance China Automotive, a major Chinese automobile manufacturer, has a joint venture with German luxury automobile manufacturer BMW to produce and sell BMW 3-series and 5-series models in China. Investor anxiety about potentially weak fourth-quarter and full-year 2015 corporate results, as well as slowing sales momentum and greater pricing pressures, led Brilliance China’s stock price to correct in the period’s last two months. In addition to being affected by lower sales, particularly in December 2015, full-year 2015 and January 2016, the company’s shares were pressured by investor concerns about competition and loss of market share.

Hyundai Development is one of South Korea’s leading residential property developers. With its strong IPARK brand name, the company is one of the largest participants in the country’s residential construction industry. The company benefited from a turnaround in 2014 and the first half of 2015, but third-quarter 2015 earnings results came in below market expectations and hurt its share price in late 2015. Robust fourth-quarter 2015 earnings that indicated strong cash flow generation and improved profitability, supported by the company’s construction business, bolstered shares in January. However, investor concerns about an oversupply of pre-sold condominiums and unsold units pressured the company’s stock in February.

MCB Bank, one of Pakistan’s largest commercial banks, offers a wide range of financial products and services for retail and corporate customers. MCB’s share price declined due to weak investor sentiment in the Pakistani stock market and the bank’s weaker-than-expected 2015 corporate results. The country’s 2015 implementation of a 35% universal tax on all income sources for banks and concerns that lower interest rates could negatively impact MCB’s profitability, especially given the company’s large exposure to government notes and bonds, further hurt investor sentiment.

Conversely, key contributors to the Fund’s absolute performance included SK Innovation, Astra International and Bank Danamon Indonesia.

SK Innovation, a South Korean oil and gas refiner and distributor, owns the country’s largest oil refinery. Despite energy industry headwinds, the company generated third-quarter 2015 operating profits that were more than 600% higher than in the same quarter of 2014. Mainly driving the better-than-expected results were stronger-than-expected earnings in the refining and lubricant divisions. Further supporting the company’s share price performance were healthy refining margins and valuations that we considered attractive, along with a rebound in crude oil prices near period-end from their lowest level in more than 10 years.

Indonesian stocks, as measured by the MSCI Indonesia Index in U.S. dollar terms, reached their lowest levels in more than five years early in the reporting period and rebounded sharply as many investors considered many stocks to be undervalued and oversold. The share prices of Astra International and Bank Danamon generally followed a similar trend.

Astra International is a conglomerate with investments in the automotive, financial services, agribusiness, mining and infrastructure industries. Its automotive division produces cars and motorcycles under license from global manufacturers, including Toyota Motor, Isuzu Motors and Honda Motor. Bank Indonesia’s accommodative monetary policy, which included cutting the benchmark interest rate twice in 2016’s first two months and reducing banks’ reserve requirements, and the

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Semiannual Report 3

T E M P L E T O N E M E R G I N G M A R K E T S F U N D

Top 10 Holdings
2/29/16
Company	% of Total
Sector/Industry, Country	Net Assets
Brilliance China Automotive Holdings Ltd.	5.6%
Automobiles, China
Unilever PLC	5.2%
Personal Products, U.K.
LUKOIL PJSC	3.5%
Oil, Gas & Consumable Fuels, Russia
Astra International Tbk PT	3.5%
Automobiles, Indonesia
Samsung Electronics Co. Ltd.	3.0%
Technology Hardware, Storage & Peripherals,
South Korea
Banco Bradesco SA, ADR	2.6%
Banks, Brazil
Naspers Ltd., N	2.5%
Media, South Africa
TSMC (Taiwan Semiconductor Manufacturing Co.) Ltd.	2.5%
Semiconductors & Semiconductor Equipment, Taiwan
SK Innovation Co. Ltd.	2.5%
Oil, Gas & Consumable Fuels, South Korea
Dairy Farm International Holdings Ltd.	2.3%
Food & Staples Retailing, Hong Kong

government’s economic stimulus measures and plans to boost infrastructure spending to support the economy also helped Astra’s shares as many investors expected demand to recover.

Bank Danamon Indonesia is one of the country’s 10 largest banks in terms of assets and loans. It focuses on micro-lending, mass market and consumer loans. Similar to Astra International, Bank Danamon benefited from the central bank’s monetary easing policy and the government’s economic stimulus measures. Many investors expected the bank’s profitability to improve as a result of the additional liquidity in the financial system, lower funding costs and a decrease in non-performing loans. Additionally, many investors were optimistic that demand for loans and other financial services would increase as the government’s efforts to stimulate economic growth succeeds and higher infrastructure spending boosts demand for bank financing.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 29, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the reporting period, we increased the Fund’s investments in India, South Korea and Russia and initiated exposure to Hungary as we identified companies in these countries with fundamentals we considered attractive. In sector terms, we made purchases largely in information technology (IT), notably new investments in South Korean electronic products manufacturer Samsung Electronics and semiconductor foundry TSMC (Taiwan Semiconductor Manufacturing Co.).2 Elsewhere, we increased our investment in ICICI Bank, one of India’s largest banks, and opened new positions in Naspers, a South African media firm; Richter Gedeon, a major Hungarian pharmaceutical company; and Daelim Industrial, one of South Korea’s leading engineering and construction companies.

Conversely, we conducted some sales to raise funds for income and capital gain distributions, as well as to seek to take advantage of opportunities we considered more attractively priced within our investment universe. As a result, we reduced the Fund’s holdings largely in Thailand, Hong Kong, Pakistan and China, primarily through China H shares.3 In sector terms, we reduced holdings largely in financials, energy, materials and industrials.4 Key sales included trimming the Fund’s positions in Thai commercial banks Kasikornbank, Kiatnakin Bank and Siam Commercial Bank, as well as in Dairy Farm International Holdings, a Hong Kong-based regional supermarket, drugstore and convenience store operator. We also closed the Fund’s position in Petrochina, a diversified Chinese oil and gas company.

2. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.
3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
4. The financials sector comprises banks, capital markets, diversified financial services, and real estate management and development in the SOI. The energy sector com-
prises energy equipment and services; and oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals, metals and mining, and paper and forest products in the SOI. The industrials sector comprises construction and engineering, trading companies and distributors, and transportation infrastructure in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS FUND

Thank you for your continued participation in Templeton Emerging Markets Fund. We look forward to serving your future investment needs.

Sincerely,

Mark Mobius Executive Chairman

Templeton Emerging Markets Group

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Semiannual Report 5

TEMPLETON EMERGING MARKETS FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices
Symbol: EMF					2/29/16		8/31/15				Change
Net Asset Value (NAV)					$10.77		$13.34			-$	2.57
Market Price (NYSE)					$9.56		$11.56			-$	2.00

Distributions[1] (9/1/15–2/29/16)
			Dividend		Short-Term				Long-Term
			Income		Capital Gain		Capital Gain				Total
			$0.3125		$0.0073				$0.9578		$1.2776

Performance[2]
	Cumulative Total				Average Annual				Average Annual
	Return[3]				Total Return[3]				Total Return (3/31/16)[4]
	Based on		Based on		Based on	Based on			Based on		Based on
	NAV[5]		market price[6] NAV[5]			market price[6]			NAV[5]		market price[6]
6-Month	-10.00%		-6.70%		-10.00%		-6.70%
1-Year	-31.59%		-31.96%		-31.59%		-31.96%		-19.56%		-20.01%
5-Year	-36.66%		-39.38%		-8.73%		-9.53%		-7.47%		-8.51%
10-Year	+17.59%	+	4.74%	+	1.63%	+	0.46%	+	2.87%	+	2.30%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current per-
formance may differ from figures shown.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets are subject to all of the risks of foreign investing generally and involve heightened risks due to these markets’ smaller size and lesser liquidity, and lack of established legal, political, business and social frameworks to support securities markets. Some of these heightened risks may include political and social uncertainty (for example, regional conflicts and risk of war); pervasiveness of corruption and crime in these countries’ economic systems; delays in settling portfolio securities transactions; risk of loss arising out of the system of share registra-
tion and custody used in these countries; greater sensitivity to interest rate changes; currency and capital controls; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

The Fund may invest a portion of its assets in Russian securities. The U.S. and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. Such sanctions could adversely affect Russia’s economy, possibly forcing the economy into a recession. These risks could affect the value of the Fund’s portfolio.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Assumes reinvestment of distributions based on net asset value.
6. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON EMERGING MARKETS FUND

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

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Semiannual Report 7

TEMPLETON EMERGING MARKETS FUND

Financial Highlights
	Six Months Ended
	February 29, 2016		Year Ended August 31,
	(unaudited)	2015	2014	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.34	$20.91	$18.98	$19.24	$21.97	$19.65
Income from investment operations:
Net investment income[a]	0.09	0.21	0.29 [b]	0.26	0.28	0.22
Net realized and unrealized gains (losses)	(1.38)	(6.60)	3.33	(0.06)	(2.67)	2.25
Total from investment operations	(1.29)	(6.39)	3.62	0.20	(2.39)	2.47
Repurchase of shares	—	—	—[c]	—[c]	—	—
Less distributions from:
Net investment income	(0.31)	(0.31)	(0.44)	(0.29)	(0.28)	(0.15)
Net realized gains	(0.97)	(0.87)	(1.25)	(0.17)	(0.06)	—
Total distributions	(1.28)	(1.18)	(1.69)	(0.46)	(0.34)	(0.15)
Net asset value, end of period	$10.77	$13.34	$20.91	$18.98	$19.24	$21.97
Market value, end of period[d]	$9.56	$11.56	$19.13	$17.27	$17.50	$20.57

Total return (based on market value per share)[e]	(6.70)%	(34.94)%	21.47%	0.96%	(13.34)%	10.17%

Ratios to average net assets[f]
Expenses	1.40%[g]	1.37%[g]	1.36%[g]	1.37%	1.37%	1.46%
Net investment income	1.44%	1.19%	1.49%[b]	1.25%	1.42%	0.93%

Supplemental data
Net assets, end of period (000’s)	$194,035	$240,289	$376,574	$342,418	$347,999	$397,288
Portfolio turnover rate	26.19%	18.92%	12.42%	6.21%	2.10%	2.62%

aBased on average daily shares outstanding.
bNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.
cAmount rounds to less than $0.01 per share.
dBased on the last sale on the New York Stock Exchange.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

8 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON EMERGING MARKETS FUND

Statement of Investments, February 29, 2016 (unaudited)
	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests 88.4%
Argentina 0.2%
MercadoLibre Inc	Internet Software & Services	4,200	$427,392
Brazil 3.1%
BM&F BOVESPA SA	Diversified Financial Services	95,100	275,240
CETIP SA Mercados Organizados	Capital Markets	82,200	775,954
Cia Hering	Specialty Retail	719,900	2,374,026
Duratex SA	Paper & Forest Products	125,700	190,355
[a] Duratex SA, rts., 3/17/16	Paper & Forest Products	4,970	3,256
Lojas Americanas SA	Multiline Retail	329,800	986,550
M Dias Branco SA	Food Products	60,300	952,809
Totvs SA	Software	56,700	444,855
			6,003,045
Cambodia 0.2%
NagaCorp Ltd	Hotels, Restaurants & Leisure	730,000	397,953
China 16.0%
[a] Baidu Inc., ADR	Internet Software & Services	18,032	3,127,110
Brilliance China Automotive Holdings Ltd	Automobiles	13,392,900	10,968,754
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	7,033,000	3,915,360
COSCO Pacific Ltd	Transportation Infrastructure	357,600	374,253
Guangzhou Automobile Group Co. Ltd., H	Automobiles	3,766,034	3,253,844
NetEase Inc., ADR	Internet Software & Services	14,100	1,898,001
Shenzhen Chiwan Wharf Holdings Ltd., B	Transportation Infrastructure	1,259,459	2,043,556
Tencent Holdings Ltd	Internet Software & Services	105,900	1,933,426
Uni-President China Holdings Ltd	Food Products	2,788,000	1,846,049
Win Hanverky Holdings Ltd	Textiles, Apparel & Luxury Goods	11,592,800	1,743,883
			31,104,236
Hong Kong 5.6%
Dairy Farm International Holdings Ltd	Food & Staples Retailing	729,000	4,490,640
MGM China Holdings Ltd	Hotels, Restaurants & Leisure	782,800	895,744
Victory City International Holdings Ltd	Textiles, Apparel & Luxury Goods	17,217,906	1,527,470
VTech Holdings Ltd	Communications Equipment	345,500	3,873,538
			10,787,392
Hungary 0.7%
Richter Gedeon Nyrt	Pharmaceuticals	76,710	1,365,563
India 8.4%
Bajaj Holdings and Investment Ltd	Diversified Financial Services	813	16,082
Dr. Reddy’s Laboratories Ltd	Pharmaceuticals	26,790	1,192,598
Glenmark Pharmaceuticals Ltd	Pharmaceuticals	62,842	677,805
ICICI Bank Ltd	Banks	890,320	2,480,835
Infosys Ltd	IT Services	100,560	1,598,300
Oil & Natural Gas Corp. Ltd	Oil, Gas & Consumable Fuels	1,249,880	3,556,949
Reliance Industries Ltd	Oil, Gas & Consumable Fuels	161,800	2,293,145
Tata Chemicals Ltd	Chemicals	171,500	794,701
Tata Consultancy Services Ltd	IT Services	107,960	3,445,603
[a] Tata Motors Ltd., A	Automobiles	47,900	164,372
			16,220,390

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Semiannual Report 9

TEMPLETON STATEMENT	EMERGING MARKETS FUND OF INVESTMENTS (UNAUDITED)

	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)
Indonesia 5.8%
Astra International Tbk PT	Automobiles	13,241,000	$6,733,383
Bank Danamon Indonesia Tbk PT	Banks	14,835,785	4,465,602
			11,198,985
Jordan 0.3%
Arab Potash Co. PLC	Chemicals	22,241	606,159
Mexico 0.0%†
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	100	1,356
Nemak SAB de CV	Auto Components	59,200	74,134
[a] Telesites SAB de CV	Diversified Telecommunication Services	100	53
			75,543
Pakistan 3.0%
MCB Bank Ltd	Banks	2,084,410	3,890,368
Oil & Gas Development Co. Ltd	Oil, Gas & Consumable Fuels	1,903,500	1,949,090
			5,839,458
Peru 1.9%
[a] Compania de Minas Buenaventura SA, ADR	Metals & Mining	691,565	3,609,969
Russia 7.0%
Gazprom PAO, ADR	Oil, Gas & Consumable Fuels	928,744	3,421,028
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	101,006	3,585,713
LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	89,660	3,182,930
[a,b] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	71,478	1,476,021
[b] TMK PAO, GDR, Reg S	Energy Equipment & Services	165,233	444,477
[a] Yandex NV, A	Internet Software & Services	109,621	1,416,303
			13,526,472
South Africa 4.3%
[a] Impala Platinum Holdings Ltd	Metals & Mining	258,265	544,432
Kumba Iron Ore Ltd	Metals & Mining	216,166	985,866
Massmart Holdings Ltd	Food & Staples Retailing	137,533	925,748
MTN Group Ltd	Wireless Telecommunication Services	109,540	923,380
Naspers Ltd., N	Media	41,586	4,938,151
			8,317,577
South Korea 11.8%
Daelim Industrial Co. Ltd	Construction & Engineering	23,656	1,534,382
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	8,190	616,455
Hankook Tire Co. Ltd	Auto Components	17,600	758,211
Hyundai Development Co	Construction & Engineering	124,990	3,972,898
iMarketkorea Inc	Trading Companies & Distributors	51,372	816,448
Interpark Corp	Internet & Catalog Retail	8,300	62,741
KT Skylife Co. Ltd	Media	59,360	706,353
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	6,040	5,740,083
SK Hynix Inc	Semiconductors & Semiconductor Equipment	160,300	3,879,634
SK Innovation Co. Ltd	Oil, Gas & Consumable Fuels	40,750	4,766,851
			22,854,056
Taiwan 6.5%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	222,000	1,736,305
Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments & Components	1,347,400	3,161,484
Largan Precision Co. Ltd	Electronic Equipment, Instruments & Components	16,000	1,220,106
Pegatron Corp	Technology Hardware, Storage & Peripherals	707,000	1,680,143
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	1,095,000	4,907,951
			12,705,989

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TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)
Thailand 6.7%
Kasikornbank PCL, fgn	Banks	584,800	$2,846,880
Kiatnakin Bank PCL, fgn	Banks	1,805,400	2,279,545
Land and Houses PCL, fgn	Real Estate Management & Development	3,829,058	907,843
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	454,047	863,122
Siam Commercial Bank PCL, fgn	Banks	1,023,600	3,977,795
Thai Beverage PCL, fgn	Beverages	2,347,000	1,168,368
Univanich Palm Oil PCL, fgn	Food Products	5,236,000	991,667
			13,035,220
Turkey 1.7%
Akbank TAS	Banks	1,329,307	3,312,789
United Kingdom 5.2%
Unilever PLC	Personal Products	236,133	10,164,046
Total Common Stocks and Other Equity
Interests (Cost $172,898,076)			171,552,234
Preferred Stocks 5.2%
Brazil 5.2%
Banco Bradesco SA, ADR, pfd	Banks	957,165	5,072,974
Itau Unibanco Holding SA, ADR, pfd	Banks	683,680	4,307,184
[a] Petroleo Brasileiro SA, ADR, pfd	Oil, Gas & Consumable Fuels	246,120	622,684
Total Preferred Stocks (Cost $9,807,960)			10,002,842
Total Investments before Short Term
Investments (Cost $182,706,036)			181,555,076
Short Term Investments (Cost $10,928,691) 5.6%
Money Market Funds 5.6%
United States 5.6%
[a,c] Institutional Fiduciary Trust Money Market Portfolio		10,928,691	10,928,691
Total Investments (Cost $193,634,727) 99.2%			192,483,767
Other Assets, less Liabilities 0.8%			1,551,362
Net Assets 100.0%			$194,035,129

See Abbreviations on page 19.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 29, 2016, the aggregate value of these securities was $1,920,498, representing 0.99% of net assets.
cSee Note 3(c) regarding investments in affiliated management investment companies.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 11

T E M P L E T O N E M E R G I N G M A R K E T S F U N D

Financial Statements

Statement of Assets and Liabilities
February 29, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$182,706,036
Cost - Non-controlled affiliates (Note 3c)	10,928,691
Total cost of investments	$193,634,727
Value - Unaffiliated issuers	$181,555,076
Value - Non-controlled affiliates (Note 3c)	10,928,691
Total value of investments	192,483,767
Receivables:
Investment securities sold	1,774,930
Dividends	999,370
Foreign tax	9,776
Total assets	195,267,843
Liabilities:
Payables:
Investment securities purchased	615,671
Management fees	187,699
Trustees’ fees and expenses	2,872
Funds advanced by custodian	346,236
Accrued expenses and other liabilities	80,236
Total liabilities	1,232,714
Net assets, at value	$194,035,129
Net assets consist of:
Paid-in capital	$211,064,981
Distributions in excess of net investment income	(3,788,956)
Net unrealized appreciation (depreciation)	(1,174,749)
Accumulated net realized gain (loss)	(12,066,147)
Net assets, at value	$194,035,129
Shares outstanding	18,009,460
Net asset value per share	$10.77

12 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON EMERGING MARKETS FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 29, 2016 (unaudited)

Investment income:
Dividends (net of foreign taxes of $272,215)	$3,070,440
Expenses:
Management fees (Note 3a)	1,355,466
Transfer agent fees	32,840
Custodian fees (Note 4)	45,643
Reports to shareholders	14,506
Registration and filing fees	12,469
Professional fees	37,002
Trustees’ fees and expenses	12,556
Other	9,055
Total expenses	1,519,537
Expenses waived/paid by affiliates (Note 3c)	(6,606)
Net expenses	1,512,931
Net investment income	1,557,509
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(11,237,896)
Foreign currency transactions	160,909
Net realized gain (loss)	(11,076,987)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,936,743)
Translation of other assets and liabilities denominated in foreign currencies	(12,594)
Change in deferred taxes on unrealized appreciation	223,466
Net change in unrealized appreciation (depreciation)	(13,725,871)
Net realized and unrealized gain (loss)	(24,802,858)
Net increase (decrease) in net assets resulting from operations	$(23,245,349)

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

TEMPLETON EMERGING MARKETS FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2016	Year Ended
	(unaudited)	August 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$1,557,509	$3,716,253
Net realized gain (loss)	(11,076,987)	22,996,589
Net change in unrealized appreciation (depreciation)	(13,725,871)	(141,708,156)
Net increase (decrease) in net assets resulting from operations	(23,245,349)	(114,995,314)
Distributions to shareholders from:
Net investment income	(5,627,956)	(5,554,117)
Net realized gains	(17,380,930)	(15,734,865)
Total distributions to shareholders	(23,008,886)	(21,288,982)
Net increase (decrease) in net assets	(46,254,235)	(136,284,296)
Net assets:
Beginning of period	240,289,364	376,573,660
End of period	$194,035,129	$240,289,364
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(3,788,956)	$281,491

14 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON EMERGING MARKETS FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Emerging Markets Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the

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Semiannual Report 15

T E M P L E T O N E M E R G I N G M A R K E T S F U N D
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U N A U D I T E D )

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

16 Semiannual Report

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TEMPLETON EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 29, 2016, there were an unlimited number of shares authorized (without par value). During the periods ended February 29, 2016 and August 31, 2015 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 75,647 shares. During the periods ended February 29, 2016 and August 31, 2015, there were no shares repurchased.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

For the period ended February 29, 2016, the annualized effective investment management fee rate was 1.250% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on Fund’s average daily net assets, and is not an additional expense of the Fund.

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Semiannual Report 17

TEMPLETON EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

d. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. During the period ended February 29, 2016, the purchase and sale transactions aggregated $2,106,923 and $13,655,311, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 29, 2016, there were no credits earned.

5. Income Taxes

At February 29, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$197,853,027
Unrealized appreciation	$40,390,255
Unrealized depreciation	(45,759,515)
Net unrealized appreciation (depreciation)	$(5,369,260)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2016, aggregated $54,860,893 and $79,628,243, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

18 Semiannual Report

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TEMPLETON EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 29, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments:[a]
Russia	$6,519,731	$7,006,741	$—	$13,526,472
All Other Equity Investments[b]	168,028,604	—	—	168,028,604
Short Term investments	10,928,691	—	—	10,928,691
Total Investments in Securities	$185,477,026	$7,006,741	$—	$192,483,767

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At February 29, 2016, the reconciliation of assets is as follows:

	Balance at	Purchases	Transfers Into	Transfers Out	Cost Basis		Net Unrealized Balance at
					Appreciation			End of
	Beginning of Period	(Sales)	Level 3	of Level 3 Adjustments			Net Realized Gain (Loss) (Depreciation)	Period

Assets
Investments in Securities:
Equity Investments:
China	$4,737,415	$ —	$ —	$4,261,975	$ —	$	— $(475,440)	$ —

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt
GDR Global Depositary Receipt

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Semiannual Report 19

TEMPLETON EMERGING MARKETS FUND

Annual Meeting of Shareholders, March 1, 2016 (unaudited)

The Annual Meeting of Shareholders of Templeton Emerging Markets Fund (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 1, 2016. The purpose of the meeting was to elect four Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2016. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Frank A. Olson, Constantine D. Tseretopoulos, Rupert H. Johnson, Jr. and Gregory E. Johnson.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2016. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Annual Meeting are as follows:

1. Election of four Trustees:

		% of	% of		% of	% of
		Outstanding	Shares		Outstanding	Shares
Term Expiring 2019	For	Shares	Present	Withheld	Shares	Present
Frank A. Olson	11,453,582	63.60%	76.18%	3,581,492	19.89%	23.82%
Constantine D. Tseretopoulos	11,448,541	63.57%	76.15%	3,586,533	19.91%	23.85%
Rupert H. Johnson, Jr	11,464,302	63.66%	76.25%	3,570,772	19.83%	23.75%
Gregory E. Johnson	11,488,513	63.79%	76.41%	3,546,561	19.69%	23.59%

There were no broker non-votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2016:

		% of	% of
	Shares	Outstanding	Total Votes
	Voted	Shares	(For and Against)
For	14,840,102	82.40%	99.57%
Against	64,099	0.36%	0.43%
Abstain	130,873	0.73%	N/A

*Harris J. Ashton, Ann Torre Bates, Frank J. Crothers, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Larry D. Thompson, and Robert E. Wade are Trustees of the
Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

20 Semiannual Report

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TEMPLETON EMERGING MARKETS FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC (the “Plan Administrator”) and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 Attention: Templeton Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

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Semiannual Report 21

TEMPLETON EMERGING MARKETS FUND
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Transfer Agent

American Stock Transfer and Trust Company LLC
P.O. Box 922, Wall Street Station
New York, NY 10269-0560

(800)	416-5585
www.	amstock.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.amstock.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol “EMF.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s web site at www.amstock.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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TEMPLETON EMERGING MARKETS FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com

Semiannual Report 23

TEMPLETON EMERGING MARKETS FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. American Stock Transfer and Trust Company LLC (“AST”), will act as Plan Administrator and will open an account for participating shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) in the same name as that in which the participant’s present shares are registered, and put the Plan into effect as of the first record date for a dividend or capital gains distribution after AST receives the authorization duly executed by such participant.

2. Whenever Templeton Emerging Markets Fund (the “Fund”) declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participating holders by the net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through AST at www.amstock.com or by check payable to “American Stock Transfer and Trust Company LLC” and sent to Ameri-can Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly on approximately the 15th of each month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in no event more than 30 days after receipt, except where necessary to comply with provisions of the Federal securities laws. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock

Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 days after the payable date for any dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases in the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than ten business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash

24 Not part of the semiannual report

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TEMPLETON EMERGING MARKETS FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a $0.12 per share trading fee for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Fund, or www.amstock.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

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Not part of the semiannual report 25

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Transfer Agent
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number: (718) 921-8124
www.amstock.com

Fund Information
(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	TLEMF S 04/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are:  Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services,  ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although  analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision.  Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.  The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10 or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund.  The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                                         N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2016

By /s/Mark H. Otani

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 26, 2016